UNITED STATES SECURITIES AND

EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 17, 2007

PANGLOBAL BRANDS INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

333-131531

(Commission File Number)

N/A

(IRS Employer Identification No.)

5608 Soto Street, Suite 102, Huntington Park, CA 90255

(Address of principal executive offices and Zip Code)

(323) 588-1190

(Registrant's telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes In Registrant's Certifying Accountants

On August 16, 2007, our board of directors approved the dismissal of Manning Elliott LLP, Chartered Accountants as our independent accountants and the appointment of Grobstein Horwath & Company LLP, Certified Public Accountants, as our principal independent accountant. Our board of directors has taken this step because, as the Company no longer has any links to Canada, it believes that is in the best interests of the Company to replace Manning Elliott LLP with a certifying accountant who is located in the United States of America. Grobstein Horwath & Company LLP is the current auditor of our recently acquired subsidiary Mynk, Inc., and has issued its audit opinion on the 9/30/06 Mynk financial statements, as well as having reviewed the 12/31/06 and 3/31/07 Mynk interim financial statements.

Manning Elliott LLP’s report dated November 14, 2006 on our financial statements for the most recent fiscal years ended September 30, 2006 and 2005 did not contain an adverse opinion or disclaimer of opinion, or qualification or modification as to uncertainty, audit scope, or accounting principles.

In connection with the audits of our financial statements for the most recent years ended September 30, 2006 and 2005 and in the subsequent interim periods through the date of resignation, there were no disagreements, resolved or not, with Manning Elliott LLP on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Manning Elliott LLP, would have caused Manning Elliott LLP to make reference to the subject matter of the disagreement in connection with their report on the financial statements for such years.

During the years ended September 30, 2006 and 2005, and in the subsequent interim periods through the date of resignation, there were no reportable events as described in Item 304(a)(1)(iv)(B) of Regulation S-B.

We provided Manning Elliott LLP with a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission, and requested that they furnish us with a letter addressed to the Securities and Exchange Commission stating whether they agree with the statements made in this Current Report on Form 8-K, and if not, stating the aspects with which they do not agree. A copy of the letter provided from Manning Elliott LLP is filed as Exhibit 16.1 to this Current Report on Form 8-K.

During the years ended September 30, 2006 and 2005, and the subsequent interim periods through the date hereof, we have not, nor has any person on our behalf, consulted with Grobstein Horwath & Company LLP regarding either the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on our financial statements, nor has Grobstein Horwath & Company LLP provided to us a written report or oral advice regarding such principles or audit opinion on any matter that was the subject of a disagreement or reportable event set forth in Item 304(a)(1)(iv) of Regulation S-B with our former principle independent accountant.

Item 9.01	Financial Statements and Exhibits
16.1	Letter from Manning Elliott LLP regarding change in certifying accountant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PANGLOBAL BRANDS INC.

/s/ Stephen Soller

Stephen Soller

Chief Executive Officer

Date:	September 17, 2007